UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 26, 2007

Cardinal Health, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio

(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification Number)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of Principal Executive Offices, Including Zip Code)

(614) 757-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is being filed solely to refile Exhibit 23.01 (consent of independent registered public accounting firm) to Cardinal Health, Inc.’s Form 8-K filed on April 26, 2007. The Exhibit 23.01 originally filed with the report inadvertently omitted the signature on the consent.

Item 9.01:	Financial Statements and Exhibits

(d) Exhibits

Exhibit 23.01	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 30, 2007	/s/ Jeffrey W. Henderson
Jeffrey W. Henderson
Chief Financial Officer

EXHIBIT INDEX

Exhibit 23.01	Consent of Independent Registered Public Accounting Firm